CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2026 OPERATING RESULTS

Houston, Texas (July 30, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2026. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and six months ended June 30, 2026 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Diluted Share	2026	2025	2026	2025
EPS	$0.18	$0.74	$0.59	$1.10
FFO	$1.68	$1.67	$2.82	$3.37
Core FFO	$1.68	$1.70	$3.39	$3.42
Core AFFO	$1.39	$1.43	$2.95	$3.01

	Three Months Ended	2Q26 Guidance	2Q26 Guidance
Per Diluted Share	June 30, 2026	Midpoint	Variance
EPS	$0.18	$0.15	$0.03
FFO	$1.68	$1.65	$0.03
Core FFO	$1.68	$1.67	$0.01

Sale of California Portfolio
As of June 30, 2026, Camden's California portfolio, consisting of 11 operating communities with 3,620 apartment homes, was classified as held for sale and is therefore excluded from the same property results presented below. On July 29, 2026, the Company sold these California communities for an aggregate sales price of approximately $1.625 billion. Approximately $0.9 billion of the proceeds will be used to retire balances outstanding under the Company's unsecured revolving credit facility and commercial paper program.

Same Property Results	Quarterly Growth(1)	Sequential Growth(2)	Year-To-Date Growth(3)
(Excluding CA)	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2026 vs. 2025
Revenues	(0.1)%	0.7%	0.0%
Expenses	2.4%	4.3%	2.0%
Net Operating Income ("NOI")	(1.4)%	(1.3)%	(1.1)%
(1) Quarterly growth for revenues, expenses, and NOI including California were 0.2%, 2.7%, and (1.3)%, respectively.
(2) Sequential growth for revenues, expenses, and NOI including California were 0.7%, 4.3%, and (1.2)%, respectively.
(3) Year-to-date growth for revenues, expenses, and NOI including California were 0.2%, 2.3%, and (1.0)%, respectively.

Operating Statistics - Same Property Portfolio (Excluding CA)

New Lease and Renewal Data - Date Effective (1)	2Q26(2)	2Q25(3)	1Q26(4)
Effective New Lease Rates	(3.3)%	(2.1)%	(5.5)%
Effective Renewal Rates	2.8%	3.7%	2.9%
Effective Blended Lease Rates	(0.2)%	0.7%	(1.6)%
Occupancy(5)	95.7%	95.6%	95.1%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(2) 2Q26 new lease, renewal, and blended growth rate including California were (3.1)%, 2.8%, and (0.1)%, respectively.
(3) 2Q25 new lease, renewal, and blended growth rate including California were (2.0)%, 3.8%, and 0.7%, respectively.
(4)1Q26 new lease, renewal, and blended growth rate including California were (5.2)%, 2.9%, and (1.4)%, respectively.
(5) Occupancy rates including California were unchanged for all periods presented above.

For 2026, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, leasing continued at Camden Village District in Raleigh, NC and we began leasing at Camden South Charlotte in Charlotte, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/29/2026
Camden Village District	Raleigh, NC	369	$139.4	88%
Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/29/2026
Camden South Charlotte	Charlotte, NC	420	$157.0	13%
Camden Blakeney	Charlotte, NC	349	151.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$492.0

Acquisition Activity
During the quarter, the Company acquired five apartment home communities and two land parcels. Subsequent to quarter end, Camden acquired two apartment home communities. The tables below show the recent acquisition activity:

Community Name	Location	Total Homes	Closing Date	Purchase Price
Camden Alpharetta	Alpharetta, GA	269	4/30/2026	$89.0
Camden Narcoossee*	Orlando, FL	288	4/30/2026	82.3
Camden Franklin	Franklin, TN	196	6/16/2026	54.3
Camden Roanoke	Roanoke, TX	349	6/23/2026	99.1
Camden Gilbert	Gilbert, AZ	320	6/30/2026	124.6
Camden Brandon	Tampa, FL	296	7/9/2026	82.1
Camden LoSo	Charlotte, NC	343	7/16/2026	114.0
Total		2,061		$645.4
*Formerly known as Camden at Lake Nona

Land Parcels	Acres	Closing Date	Purchase Price
Morrisville, NC	17.9	5/25/2026	$19.0
Tampa, FL	64.4	5/27/2026	26.0
Total	82.3		$45.0

Share Repurchases
During the quarter, Camden repurchased 1,429,136 common shares at an average price of $100.78 per share for a total of $144.1 million. Year to date, Camden repurchased 4,062,166 common shares at an average price of $104.08 for a total of $422.9 million. The Company currently has $297.9 million remaining under its stock repurchase program.

Liquidity Analysis
As of June 30, 2026, Camden had approximately $287.4 million of liquidity comprised of approximately $44.7 million in cash and cash equivalents, and approximately $242.7 million of availability under its unsecured credit facility and commercial paper program. At quarter end, the Company had approximately $140.1 million left to fund under its existing wholly-owned development pipeline. Subsequent to the quarter end, the Company issued a $350 million unsecured term loan facility with a maturity date of July 2027.

Litigation Update

During the quarter, the Company entered into a binding term sheet to settle the class action litigation related to the use of a revenue management software and agreed to pay an aggregate of $53.0 million into a settlement fund which received preliminary court approval. The settlement will not impact the Company’s 2026 Core FFO or 2026 Core AFFO as certain legal costs and settlements are excluded from the calculation of these metrics.

Earnings Guidance
Camden updated its earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	3Q26	2026	2026 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS(1)	$9.14 - $9.38	$9.76 - $10.10	$9.93	$0.66	$9.27
FFO	$1.62 - $1.66	$6.05 - $6.19	$6.12	$6.10	$0.02
Core FFO(2)	$1.67 - $1.71	$6.68 - $6.82	$6.75	$6.75	$0.00
(1) The Company's 2026 EPS guidance is adjusted for the anticipated gain on sale of the California portfolio.
(2) The Company's 2026 Core FFO guidance excludes approximately $0.63 per share of non-core charges for casualty-related expenses, legal costs and settlements, expensed transaction pursuit costs, and investment losses.

	2026	2026 Midpoint
Same Property Growth Guidance	Range	Current (excluding CA)	Prior (excluding CA)	Prior (including CA)
Revenues	0.00% - 1.00%	0.50%	0.50%	0.75%
Expenses	2.00% - 3.00%	2.50%	3.00%	3.00%
NOI	(1.65)% - 0.45%	(0.60)%	(0.90)%	(0.50)%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 31, 2026 at 10:00 AM CT    Webcast: https://investors.camdenliving.com
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6740665

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 167 properties containing 56,695 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 57,857 apartment homes in 170 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 19 consecutive years, most recently ranking #13. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
OPERATING DATA

Property revenues (a)	$392,944	$396,509	$781,717	$787,074

Property expenses
Property operating and maintenance	91,303	93,031	181,482	182,729
Real estate taxes	49,641	50,641	99,531	100,363
Total property expenses	140,944	143,672	281,013	283,092

Non-property income
Fee and asset management	3,131	2,633	5,274	5,120
Interest and other income	129	68	382	78
Income on deferred compensation plans	12,595	8,350	11,436	9,548
Total non-property income	15,855	11,051	17,092	14,746

Other expenses
Property management	10,134	9,699	20,392	19,594
Fee and asset management	1,840	641	2,501	1,312
General and administrative	22,348	18,996	37,053	35,944
Interest	41,422	35,375	78,781	69,165
Depreciation and amortization	157,134	152,108	307,134	301,360
Expense on deferred compensation plans	12,595	8,350	11,436	9,548
Other non-operating expenses	400	2,187	61,305	3,947
Total other expenses	245,873	227,356	518,602	440,870

Gain on sale of operating property, including land	—	47,293	68,100	47,293
Income from continuing operations before income taxes	21,982	83,825	67,294	125,151
Income tax expense	(1,276)	(1,231)	(2,214)	(1,790)
Net income	20,706	82,594	65,080	123,361
Net Income allocated to non-controlling interests	(1,916)	(1,924)	(3,841)	(3,869)
Net income attributable to common shareholders	$18,790	$80,670	$61,239	$119,492

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$20,706	$82,594	$65,080	$123,361
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	251	351	608	702
Comprehensive income	20,957	82,945	65,688	124,063
Net income allocated to non-controlling interests	(1,916)	(1,924)	(3,841)	(3,869)
Comprehensive income attributable to common shareholders	$19,041	$81,021	$61,847	$120,194

PER SHARE DATA

Total earnings per common share - basic	$0.18	$0.74	$0.59	$1.10
Total earnings per common share - diluted	0.18	0.74	0.59	1.10

Weighted average number of common shares outstanding:
Basic	102,342	108,636	103,577	108,584
Diluted	102,363	109,400	103,624	108,636

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2026, we recognized $392.9 million of property revenue which consisted of approximately $348.7 million of rental revenue and approximately $44.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $396.5 million recognized for the three months ended June 30, 2025, made up of approximately $352.4 million of rental revenue and approximately $44.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2026, we recognized $781.7 million of property revenue which consisted of approximately $694.5 million of rental revenue and approximately $87.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $787.1 million of property revenue recognized for the six months ended June 30, 2025, made up of approximately $700.7 million of rental revenue and approximately $86.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.2 million and $11.6 million for the three months ended June 30, 2026 and 2025, respectively, and was $24.4 million and $23.0 million for the six months ended June 30, 2026 and 2025, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$18,790	$80,670	$61,239	$119,492
Real estate depreciation and amortization	153,451	148,886	299,841	295,054
Income allocated to non-controlling interests	1,916	1,924	3,841	3,869
Gain on sale of operating property	—	(47,293)	(67,878)	(47,293)
Funds from operations	$174,157	$184,187	$297,043	$371,122

Plus: Casualty-related expenses (a)	(3,729)	(1,099)	(3,479)	(969)
Plus: Legal costs and settlements (b)(c)	412	2,311	51,604	4,183
Plus: Expensed transaction, development, and other pursuit costs (c)	4,237	2,082	6,079	2,963
Plus: Investment losses (b)	—	—	4,855	—
Plus: Other miscellaneous items (a)	1	76	62	76
Core funds from operations	$175,078	$187,557	$356,164	$377,375

Less: Recurring capitalized expenditures (d)	(30,142)	(29,968)	(46,292)	(46,066)

Core adjusted funds from operations	$144,936	$157,589	$309,872	$331,309

PER SHARE DATA
Funds from operations - diluted	$1.68	$1.67	$2.82	$3.37
Core funds from operations - diluted	1.68	1.70	3.39	3.42
Core adjusted funds from operations - diluted	1.39	1.43	2.95	3.01
Distributions declared per common share	1.06	1.05	2.12	2.10

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	103,957	110,269	105,218	110,230

PROPERTY DATA
Total operating properties (end of period) (e)	176	176	176	176
Total operating apartment homes in operating properties (end of period) (e)	59,676	59,672	59,676	59,672
Total operating apartment homes (weighted average)	58,578	59,633	58,472	59,353

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within Other Non-Operating Expenses.

(c) Non-core adjustment generally recorded within General and Administrative Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
ASSETS
Real estate assets, at cost
Land	$1,695,652	$1,784,349	$1,787,445	$1,791,077	$1,789,207
Buildings and improvements	11,271,829	11,801,301	11,792,960	11,812,521	11,763,017
	12,967,481	13,585,650	13,580,405	13,603,598	13,552,224
Accumulated depreciation	(5,014,551)	(5,407,880)	(5,296,061)	(5,234,087)	(5,128,622)
Net operating real estate assets	7,952,930	8,177,770	8,284,344	8,369,511	8,423,602
Properties under development and land	500,116	457,994	419,227	384,124	380,437
Total real estate assets	8,453,046	8,635,764	8,703,571	8,753,635	8,804,039
Accounts receivable – affiliates	8,053	8,076	8,884	8,889	8,889
Other assets, net (a)	314,199	285,493	293,292	255,333	262,100
Cash and cash equivalents	44,717	40,684	25,203	25,931	33,091
Restricted cash	10,717	89,610	12,039	11,378	11,454
Real estate and other assets held for sale	625,348	—	—	—	—
Total assets	$9,456,080	$9,059,627	$9,042,989	$9,055,166	$9,119,573

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$4,529,573	$3,931,761	$3,570,193	$3,409,691	$3,495,487
Secured	318,755	318,708	330,597	330,536	330,476
Accounts payable and accrued expenses	248,434	269,623	248,087	232,960	206,018
Accrued real estate taxes	99,264	59,818	92,382	129,697	91,954
Distributions payable	110,389	112,156	114,971	115,518	116,007
Other liabilities (b)	264,968	262,710	248,506	224,989	219,635
Liabilities held for sale	6,382	—	—	—	—
Total liabilities	5,577,765	4,954,776	4,604,736	4,443,391	4,459,577

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,157
Additional paid-in capital	5,953,409	5,948,511	5,948,938	5,945,277	5,941,893
Distributions in excess of net income attributable to common shareholders	(1,127,157)	(1,037,252)	(969,240)	(1,011,983)	(1,007,075)
Treasury shares	(1,028,058)	(886,052)	(620,497)	(400,185)	(350,166)
Accumulated other comprehensive income (c)	2,773	2,522	2,165	2,027	1,676
Total common equity	3,802,124	4,028,886	4,362,523	4,536,293	4,587,485
Non-controlling interests	76,191	75,965	75,730	75,482	72,511
Total equity	3,878,315	4,104,851	4,438,253	4,611,775	4,659,996
Total liabilities and equity	$9,456,080	$9,059,627	$9,042,989	$9,055,166	$9,119,573

(a) Includes net deferred charges of:	$7,363	$7,969	$534	$1,296	$1,953

(b) Includes deferred revenues of:	$1,170	$1,277	$614	$624	$692

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income attributable to common shareholders	$18,790	$80,670	$61,239	$119,492
Real estate depreciation and amortization	153,451	148,886	299,841	295,054
Income allocated to non-controlling interests	1,916	1,924	3,841	3,869
Gain on sale of operating property	—	(47,293)	(67,878)	(47,293)
Funds from operations	$174,157	$184,187	$297,043	$371,122

Plus: Casualty-related expenses	(3,729)	(1,099)	(3,479)	(969)
Plus: Legal costs and settlements	412	2,311	51,604	4,183
Plus: Expensed transaction, development, and other pursuit costs	4,237	2,082	6,079	2,963
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	1	76	62	76
Core funds from operations	$175,078	$187,557	$356,164	$377,375

Less: Recurring capitalized expenditures	(30,142)	(29,968)	(46,292)	(46,066)

Core adjusted funds from operations	$144,936	$157,589	$309,872	$331,309

Weighted average number of common shares outstanding:
EPS diluted	102,363	109,400	103,624	108,636
FFO/Core FFO/Core AFFO diluted	103,957	110,269	105,218	110,230

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Total Earnings Per Common Share - Diluted	$0.18	$0.74	$0.59	$1.10
Real estate depreciation and amortization	1.48	1.35	2.85	2.67
Income allocated to non-controlling interests	0.02	0.01	0.03	0.03
Gain on sale of operating property	—	(0.43)	(0.65)	(0.43)
FFO per common share - Diluted	$1.68	$1.67	$2.82	$3.37

Plus: Casualty-related expenses	(0.04)	(0.01)	(0.03)	(0.01)
Plus: Legal costs and settlements	—	0.02	0.49	0.03
Plus: Expensed transaction, development, and other pursuit costs	0.04	0.02	0.06	0.03
Plus: Investment losses	—	—	0.05	—
Plus: Other miscellaneous items	—	—	—	—
Core FFO per common share - Diluted	$1.68	$1.70	$3.39	$3.42

Less: Recurring capitalized expenditures	(0.29)	(0.27)	(0.44)	(0.41)

Core AFFO per common share - Diluted	$1.39	$1.43	$2.95	$3.01

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	3Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$9.14	$9.38	$9.76	$10.10
Expected real estate depreciation and amortization	1.55	1.55	5.89	5.89
Expected income allocated to non-controlling interests	0.02	0.02	0.08	0.08
Expected (gain) on sale of operating properties	(9.09)	(9.29)	(9.68)	(9.88)
Expected FFO per share - diluted	$1.62	$1.66	$6.05	$6.19
Anticipated Adjustments to FFO	0.05	0.05	0.63	0.63
Expected Core FFO per share - diluted	$1.67	$1.71	$6.68	$6.82

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income	$20,706	$82,594	$65,080	$123,361
Less: Fee and asset management income	(3,131)	(2,633)	(5,274)	(5,120)
Less: Interest and other income	(129)	(68)	(382)	(78)
Less: Income on deferred compensation plans	(12,595)	(8,350)	(11,436)	(9,548)
Plus: Property management expense	10,134	9,699	20,392	19,594
Plus: Fee and asset management expense	1,840	641	2,501	1,312
Plus: General and administrative expense	22,348	18,996	37,053	35,944
Plus: Interest expense	41,422	35,375	78,781	69,165
Plus: Depreciation and amortization expense	157,134	152,108	307,134	301,360
Plus: Expense on deferred compensation plans	12,595	8,350	11,436	9,548
Plus: Other non-operating expenses	400	2,187	61,305	3,947
Less: Gain on sale of operating property, including land	—	(47,293)	(68,100)	(47,293)
Plus: Income tax expense	1,276	1,231	2,214	1,790
NOI	$252,000	$252,837	$500,704	$503,982

"Same Property" Communities	$207,427	$210,429	$417,492	$422,328
Non-"Same Property" Communities	15,709	10,962	29,321	19,957
Development and Lease-Up Communities	1,042	53	1,748	57
Held for Sale Communities	22,569	22,634	45,421	45,279
Disposition/Other	5,253	8,759	6,722	16,361
NOI	$252,000	$252,837	$500,704	$503,982

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income	$20,706	$82,594	$65,080	$123,361
Plus: Interest expense	41,422	35,375	78,781	69,165
Plus: Depreciation and amortization expense	157,134	152,108	307,134	301,360
Plus: Income tax expense	1,276	1,231	2,214	1,790
Less: Gain on sale of operating property, including land	—	(47,293)	(68,100)	(47,293)
EBITDAre	$220,538	$224,015	$385,109	$448,383

Plus: Casualty-related expenses	(3,729)	(1,099)	(3,479)	(969)
Plus: Legal costs and settlements	412	2,311	51,604	4,183
Plus: Expensed transaction, development, and other pursuit costs	4,237	2,082	6,079	2,963
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	1	76	62	76
Adjusted EBITDAre	$221,459	$227,385	$444,230	$454,636
Annualized Adjusted EBITDAre	$885,836	$909,540	$888,460	$909,272

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Unsecured notes payable	$4,362,454	$3,514,627	$4,134,664	$3,459,357
Secured notes payable	318,740	330,456	322,697	330,426
Total average debt	4,681,194	3,845,083	4,457,361	3,789,783
Less: Average cash and cash equivalents	(27,369)	(18,145)	(20,937)	(15,223)
Net Debt	$4,653,825	$3,826,938	$4,436,424	$3,774,560

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net Debt	$4,653,825	$3,826,938	$4,436,424	$3,774,560
Annualized Adjusted EBITDAre	885,836	909,540	888,460	909,272
Net Debt to Annualized Adjusted EBITDAre	5.3x	4.2x	5.0x	4.2x